Goodwill And Acquired Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Acquired Intangible Assets [Abstract]
Goodwill And Acquired Intangible Assets

11. GOODWILL AND ACQUIRED INTANGIBLE ASSETS

Intangible assets: The intangible assets acquired from the Company's acquisition of FCI and Centronix in 2007 are as follows:

	December 31
	2010				2011
	NT$				NT$				US$ (Note 3)
	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount
Core technology	507,560	(171,139)	(336,421)	—	507,560	(171,139)	(336,421)	—	16,768	(5,654)	(11,114)	—
Customer relationship	277,056	—	(253,968)	23,088	277,056	—	(277,056)	—	9,153	—	(9,153)	—
Order backlog	41,367	—	(41,367)	—	41,367	—	(41,367)	—	1,366	—	(1,366)	—

Total	825,983	(171,139)	(631,756)	23,088	825,983	(171,139)	(654,844)	—	27,287	(5,654)	(21,633)	—

Our fiscal 2009 impairment test included an evaluation of long-lived assets used in our mobile communication reporting unit. These assets included customer relationships, core technology and property, plant and equipment. These assets were acquired in 2007. The carrying value of the assets was compared to the fair value and impairment was recorded if the carrying value exceeded fair value. The fair values of core technology and customer relationship were determined using the discounted cash flows method. The fair value of property and equipment and other assets primarily represented replacement costs adjusted to reflect the impact of physical deterioration as well as applicable functional or economic obsolescence. The impairment charge related to long-lived assets totaled NT$217,189 thousand and is comprised of core technology NT$171,139 thousand, property and equipment NT$27,943 thousand and other assets NT$18,107 thousand. The impairment charge was mainly attributable to the weaker than expected financial performance due to the economic recession in Korea, technology transitions and the push out of growth opportunities. No impairment losses were recognized in 2010 and 2011.

Amortization expense of acquisition-related intangible assets was NT$192,391 thousand, NT$69,244 thousand and NT$23,088 thousand (US$763 thousand) for the years ended December 31, 2009, 2010 and 2011, respectively.

Goodwill: Goodwill is not amortized, but instead is reviewed and tested for impairment at least annually and whenever events or circumstances occur which indicate that goodwill might be impaired. Impairment of goodwill is tested at the Company's reporting unit level by comparing the carrying amount, including goodwill, to the fair value. In performing the analysis, the Company uses the best information available, including reasonable and supportable assumptions and projections. If the carrying amount of the reporting unit exceeds its implied fair value, goodwill is considered impaired and a second step is performed to measure the amount of impairment loss, if any. The Company performed its annual impairment test on November 30. The goodwill that resulted from the Company's acquisition of FCI and Centronix in 2007 was NT$2,186,760 thousand. As a result of the goodwill impairment test conducted on November 30, 2009, the Company determined that the carrying amounts for the mobile communication unit exceeded its fair value and recorded a goodwill impairment charge of NT$1,019,360 thousand in the fourth quarter of 2009. The impairment charge was mainly attributable to the reporting unit's weaker than expected financial performance due to the economic recession in Korea, technology transitions and the push out of growth opportunities. Our fiscal 2010 and 2011 impairment test concluded there were no impairment. In October 2011, the Company purchased BTL's assets and assumed NT$4,871 thousand (US$161 thousand) of goodwill. Total goodwill was NT$1,168,807 thousand and NT$1,173,546 thousand (US$38,769 thousand) as of December 31, 2010 and 2011, respectively.